                                                                Exhibit 10.02(a)



                  AMENDMENT NO. 1 TO COMPONENT SUPPLY AGREEMENT
                  ---------------------------------------------


This Amendment No. 1 to the Component Supply Agreement dated February 28, 1994, between American Axle & Manufacturing, Inc. ("AAM") and General Motors Corporation ("GM") is entered into this 28th day of February, 1994. The Component Supply Agreement is hereby amended by adding a new Section 11.6 thereto which shall read as follows:

         11.6 Exhibit A Pricing. Exhibits I, II, III, and IV reflect part numbers previously disclosed to AAM for parts produced at the Buffalo, Detroit, Tonawanda, and Three Rivers facilities, respectively. The parties agree that the prices in the column with the heading designated as AAM Prices on Exhibits I through IV reflect prices previously negotiated and agreed upon by the parties and that such prices should be reflected on Exhibit A. GM further agrees to meet with AAM immediately after February 28, 1994, to review Exhibit A to confirm that such prices reflect the prices on Exhibits I through IV as adjusted for engineering changes, etc., since December 1, 1993 in accordance with the terms of the Agreement, and if such prices do not reflect such prices as adjusted then GM agrees to adjust such prices to be effective as of March 1, 1994, in accordance with the terms of the Agreement.

         In addition, Exhibit A contains part numbers not previously disclosed to AAM on Exhibits I through IV. GM agrees to meet immediately with AAM to negotiate in good faith prices for such parts consistent with the terms, mechanisms and intent of this Agreement. GM also agrees that Exhibit A represents all parts numbers as of

                                                                               2
         February 28, 1994, and that any part numbers not on Exhibit A found to be in existence will be subject to price negotiation in accordance with the contract.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of this 28th day of February, 1994.


AMERICAN AXLE &                                 GENERAL MOTORS CORPORATION
    MANUFACTURING, INC.

By: /s/ Richard E. Dauch                        By: /s/ Anthony P. Thrubis

    --------------------                            ---------------------------
Title:  President                               Title:  Attorney-in-Fact